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                                                                    Exhibit 10.1


                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of June 25, 2001 (the "Effective Date"), is entered into by and among Student Advantage, Inc., a Delaware corporation (the "Company"), and Devin A. Schain, Michael S. Schoen, Paul D. Bogart, Howard S. Dumhart, Jr. and Steven L. Matejka (each, a "Stockholder", and collectively, the "Stockholders").


         WHEREAS, the Company, the Stockholders, a subsidiary of the Company and OCM Enterprises, Inc., a Maryland corporation, have entered into an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement");


         WHEREAS, the Company and the Stockholders desire to provide for certain arrangements with respect to the registration under the Securities Act of 1933 (as amended, the "Securities Act"), of certain of the shares of common stock, $.01 par value, of the Company (the "Common Stock") issued or issuable to the Stockholders pursuant to the Merger Agreement of the Company;


         NOW, THEREFORE, the parties hereto agree as follows:

         1.       Registration under Securities Act, etc.


         (a) Deferred Consideration Issued Early. If and only if the Company proposes to issue the Deferred Consideration (as defined in the Merger Agreement) (other than in accordance with Section 4.13 of the Merger Agreement) prior to the first anniversary of the Closing Date (as defined in the Merger Agreement), the Company shall, prior to such issuance, (i) file with the Securities and Exchange Commission ("Commission"), a registration statement on Form S-3 (or its successor) covering the resale to the public by the Stockholders of the Registrable Initial Shares (as defined below) (the "Deferred Early Registration Statement") and (ii) cause the Deferred Early Registration Statement to be declared effective by the Commission and to remain effective from and after the date of issuance of the Deferred Consideration (the "Deferred Issuance Date") until the date one year after the Closing Date or such earlier time as all of the Registrable Initial Shares have been sold pursuant to the Deferred Early Registration Statement.


         (b) Contingent Shares Issued Early. If and only if the Company proposes to issue the Contingent Shares (as defined in the Merger Agreement) (other than shares issued in accordance with Section 4.13 of the Merger Agreement), prior to the first anniversary of the Closing Date, the Company shall, prior to such issuance, (i) file with the Commission, a registration statement on Form S-3 (or its successor) covering the resale to the public by the Stockholders of the Registrable Initial Contingent Shares (as defined below) (the "Contingent Early Registration Statement") and (ii) cause the Contingent Early Registration Statement to be declared effective by the Commission and to remain effective from and after the date of issuance of the Contingent Shares until the date one year after the Closing Date or such earlier time as all of the Registrable Initial Contingent Shares have been sold pursuant to the Contingent Early Registration Statement.
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         (c) Deferred Consideration and Rule 144 Holding Period. If and only if
(i) the Deferred Shares (as defined below) are issued on or after the first anniversary of the Closing Date and (ii) the Deferred Shares are not deemed under Rule 144(d) under the Securities Act to have been acquired by the Stockholders on the Closing Date, then (1) (A) the Company shall file with the Commission, not later than thirty (30) days after issuance of the Deferred Shares, a registration statement on Form S-3 (or its successor) covering the resale to the public by the Stockholders of the Registrable Deferred Shares (as defined below) (the "Deferred 144 Registration Statement"), and (B) the Stockholders agree that the sole and exclusive means by which the Registrable Deferred Shares shall be sold or otherwise transferred shall be pursuant to the Deferred 144 Registration Statement, and (2) the Company shall use its best efforts to cause the Deferred 144 Registration Statement to be declared effective as soon as practicable and shall cause the Deferred 144 Registration Statement to remain effective until the first anniversary of the date of issuance of the Registrable Deferred Shares or such earlier time as all of the Registrable Deferred Shares have been sold pursuant to the Deferred 144 Registration Statement.


         (d) Contingent Shares and Rule 144 Holding Period. If and only if (i) any Contingent Shares (as defined in the Merger Agreement) (other than shares issued in accordance with Section 4.13 of the Merger Agreement) are issued on or after the first anniversary of the Closing Date and (ii) such Contingent Shares are not deemed under Rule 144(d) under the Securities Act to have been acquired by the Stockholders on the Closing Date, then (1) (A) the Company shall file with the Commission, not later than thirty (30) days after issuance of such Contingent Shares, a registration statement on Form S-3 (or its successor) covering the resale to the public by the Stockholders of the Registrable 144 Contingent Shares (as defined below) (the "Contingent 144 Registration Statement"), and (B) the Stockholders agree that the sole and exclusive means by which such Contingent Shares shall be sold or otherwise transferred shall be pursuant to the Contingent 144 Registration Statement, and (2) the Company shall use its best efforts to cause the Contingent 144 Registration Statement to be declared effective as soon as practicable and shall cause the Contingent 144 Registration Statement to remain effective until the first anniversary of the date of issuance of the Registrable 144 Contingent Shares or such earlier time as all of the Registrable 144 Contingent Shares have been sold pursuant to the Contingent 144 Registration Statement.


         (e) As used in this Agreement, the following terms shall have the following meanings:

                           (i) The Deferred Early Registration Statement,
                  Contingent Early Registration Statement, Deferred 144 Registration Statement, Contingent 144 Registration Statement and Additional Registration Statement shall each be referred to herein as a "Registration Statement".

                           (ii) "Deferred Shares" means the shares of Buyer
                  Common Stock constituting the Deferred Consideration under the Merger Agreement (other than shares of Buyer Common Stock issued in accordance with Section 4.13 of the Merger Agreement).

                           (iii) "Registrable Deferred Shares" means the
                  Deferred Shares; provided, however, that Deferred Shares which are Registrable Deferred Shares


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                  shall cease to be Registrable Deferred Shares upon (i) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, (ii) any other transfer or disposition that does not require registration under the Securities Act or
                  (iii) any sale in any manner to a person or entity which, by virtue of Section 8 of this Agreement, is not entitled to the rights provided by this Agreement.

                           (iv) "Registrable 144 Contingent Shares" means the
                  Contingent Shares (as defined in the Merger Agreement) issued on or after the first anniversary of the Closing Date; provided, however, that Contingent Shares which are Registrable 144 Contingent Shares shall cease to be Registrable 144 Contingent Shares upon (i) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, (ii) any other transfer or disposition that does not require registration under the Securities Act or (iii) any sale in any manner to a person or entity which, by virtue of
                  Section 8 of this Agreement, is not entitled to the rights provided by this Agreement.

                           (v) "Registrable Contingent Shares" means the
                  Registrable Initial Contingent Shares and the Registrable 144 Contingent Shares.

                           (vi) "Registrable Initial Contingent Shares" means
                  such number of Initial Shares (as defined in the Merger Agreement) as is equal to the number of Contingent Shares (as defined in the Merger Agreement) issued prior to the first anniversary of the Closing Date; provided, however, that such Initial Shares which are Registrable Initial Contingent Shares shall cease to be Registrable Initial Contingent Shares upon
                  (i) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, (ii) any other transfer or disposition that does not require registration under the Securities Act or (iii) any sale in any manner to a person or entity which, by virtue of Section 8 of this Agreement, is not entitled to the rights provided by this Agreement.

                           (vii) "Registrable Initial Shares" means such number
                  of Initial Shares (as defined in the Merger Agreement) as is equal to the Deferred Stock Amount (as defined in the Merger Agreement); provided, however, that such Initial Shares which are Registrable Initial Shares shall cease to be Registrable Initial Shares upon (i) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, (ii) any other transfer or disposition that does not require registration under the Securities Act or (iii) any sale in any manner to a person or entity which, by virtue of Section 8 of this Agreement, is not entitled to the rights provided by this Agreement.

                           (viii) "Registrable Initial Additional Shares" means
                  200,000 of the Initial Shares (as defined in the Merger Agreement) (such number to be proportionately adjusted in the event of any stock splits, reverse stock splits, stock dividends, recapitalizations or similar events with respect to such shares occurring after the date of this Agreement); provided, however, that such Initial Shares which are Registrable Initial Additional Shares shall cease to be Registrable Initial Additional Shares upon (i) any sale pursuant to a Registration Statement or


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                  Rule 144 under the Securities Act, (ii) any other transfer or disposition that does not require registration under the Securities Act or (iii) any sale in any manner to a person or entity which, by virtue of Section 8 of this Agreement, is not entitled to the rights provided by this Agreement.

         2.       Limitations on Registration Rights.

                  (a) The Company may, by written notice to the Stockholders signed by the President or Chief Executive Officer of the Company, (i) delay the filing or effectiveness of a Registration Statement for a period of not more than one hundred and twenty (120) days or (ii) suspend a Registration Statement after effectiveness and require that the Stockholders immediately cease sales of shares pursuant to such Registration Statement, in the event that (A) the Company files a registration statement (other than a registration statement on Form S-8 or its successor form) with the Commission for a public offering of its securities, (B) the Company is engaged in any activity or transaction that the Company desires to keep confidential for business reasons, if the Board of Directors of the Company determines in good faith that it would be detrimental to the Company for such Registration Statement to be filed in the near future and that it is, therefore, essential to defer the filing of or suspend such Registration Statement, or (C) any financial statements required to be included in the Registration Statement, due to a merger, acquisition or other transaction entered into by the Company, are not available despite commercially reasonable efforts by the Company to obtain such financial statements.

                  (b) If the Company delays or suspends a Registration Statement or requires the Stockholders to cease sales of shares pursuant to subsection (a) above, the Company shall, as promptly as practicable following the termination of the circumstance which entitled the Company to do so, take such actions as may be necessary to file or reinstate the effectiveness of such Registration Statement and/or give written notice to all Stockholders authorizing them to resume sales pursuant to such Registration Statement. If as a result thereof the prospectus included in such Registration Statement has been amended to comply with the requirements of the Securities Act, the Company shall enclose such revised prospectus with the notice to Stockholders given pursuant to this subsection (b), and the Stockholders shall make no offers or sales of shares pursuant to such Registration Statement other than by means of such revised prospectus.


                  (c) If the Company (i) suspends the Deferred Early Registration Statement between the Deferred Issuance Date and the date 15 days after the Deferred Issuance Date or (ii) suspends the Contingent Early Registration Statement between the date of issuance of the Contingent Shares and the date 15 days after the date of issuance of the Contingent Shares, the Company shall file with the Commission, as promptly as practicable following the termination of the circumstance which entitled the Company to do so, a registration statement on Form S-3 (or its successor) covering the resale to the public by the Stockholders of the Registrable Initial Additional Shares (the "Additional Registration Statement"). The Company shall use its best efforts to cause the Additional Registration Statement to be declared effective as soon as practicable and shall cause the Additional Registration Statement to remain effective until the first anniversary of the Closing Date or such earlier time as all of the Registrable Initial Additional Shares have been sold pursuant to the Additional Registration Statement.

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         3.       Registration Procedures.


                  (a) In connection with any required registration under the Securities Act as provided herein of shares of Buyer Common Stock, the Company shall have the following obligations:

                           (i) The Company shall prepare and file the Deferred
                  Early Registration Statement, Contingent Early Registration Statement, Deferred 144 Registration Statement, Contingent 144 Registration Statement or Additional Registration Statement, as the case may be, including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder, with the Commission in accordance with the terms of Section 1 hereof, and, with respect to the Deferred 144 Registration Statement, Contingent 144 Registration Statement and Additional Registration Statement, thereafter use its best efforts to cause such Registration Statement to become effective.

                           (ii) The Company shall prepare and file with the
                  Commission any amendments and supplements to such Registration Statement and the prospectus included in such Registration Statement as may be necessary to comply with the provisions of the Securities Act and to keep the Registration Statement effective for the periods provided in Section 1, as the case may be.

                           (iii) The Company shall furnish to each Stockholder
                  such reasonable number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such Stockholder may reasonably request in order to facilitate the public sale or other disposition of the shares of Buyer Common Stock covered thereby, as the case may be, which are owned by such Stockholder.

                           (iv) The Company shall use its best efforts to
                  register or qualify the shares of Buyer Common Stock covered by such Registration Statement under the securities or blue sky laws of such states as the Stockholders shall reasonably request, and take any other action that may be reasonably necessary or advisable to enable such Stockholder to consummate the public sale or other disposition in such states of the shares of Buyer Common Stock covered thereby, which are owned by such Stockholder; provided, however, that the Company shall not be required in connection with this Section 3(a)(iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

                           (v) The Company shall use its best efforts to cause
                  the shares of Buyer Common Stock covered by such Registration Statement to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed.

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                           (vi) The Company shall notify each Stockholder,
                  promptly after it shall receive notice thereof, of the time when such Deferred 144 Registration Statement, Contingent 144 Registration Statement or Additional Registration Statement has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed.

                           (vii) Following effectiveness of such Registration
                  Statement, the Company shall notify each Stockholder of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus forming a part thereof.

                           (viii) The Company shall use its best efforts to
                  obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment.

                  (b) If the Company has delivered preliminary or final prospectuses to the Stockholders and after having done so the prospectus is amended or supplemented to comply with the requirements of the Securities Act, the Company shall promptly notify the Stockholders and, if requested by the Company, the Stockholders shall immediately cease making offers or sales of shares of Buyer Common Stock covered thereby and return all prospectuses to the Company. The Company shall promptly provide the Stockholders with revised or supplemented prospectuses and, following receipt of the revised prospectuses, the Stockholders shall be free to resume making offers and sales under the Registration Statement.

                  (c) The Company shall pay the expenses incurred by it in complying with its obligations under Sections 1, 2 and 3 hereof, including all registration and filing fees, exchange listing fees, fees and expenses of counsel for the Company, and fees and expenses of accountants for the Company, but excluding (i) any brokerage fees, selling commissions or underwriting discounts incurred by the Stockholders in connection with sales under a Registration Statement and (ii) the fees and expenses of any counsel retained by the Stockholders.

         4. Requirements of Stockholders. In connection with any required registration under the Securities Act as provided herein of shares of Buyer Common Stock, the Stockholders shall have the following obligations:


                  (a) The Company shall not be required to include any shares of Buyer Common Stock in a Registration Statement unless:

                           (i) the Stockholder owning such shares of Buyer
                  Common Stock furnishes to the Company in writing such information regarding such Stockholder and the proposed sale of such shares of Buyer Common Stock by such Stockholder as the Company may reasonably request in writing in connection with such Registration Statement or as shall be required in connection therewith by the Commission or any state securities law authorities; and

                           (ii) the Stockholder provides his written agreement
                  to promptly report to the Company all sales made pursuant to a Registration Statement, provided that if the Stockholder fails to report all sales made pursuant to a Registration


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                  Statement to the Company within twenty (20) days of each sale, the Company shall not be required to (A) include any shares of Buyer Common Stock owned by such Stockholder in a Registration Statement filed thereafter nor (B) continue to include (and may exclude) any shares of Buyer Common Stock owned by such Stockholder from a Registration Statement that includes such shares.

                  (b) Each Stockholder agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Stockholder has notified the Company in writing of such Stockholder's election to exclude all of such Stockholder's shares of Buyer Common Stock from the Registration Statements.

         5.       Indemnification.


                  (a) Indemnification by the Company. In the event of any registration of any of the Registrable Deferred Shares, Registrable Initial Shares, Registrable Contingent Shares or Registrable Initial Additional Shares pursuant to this Agreement, the Company will indemnify and hold harmless the Stockholders, each underwriter (if any) of Registrable Deferred Shares, Registrable Initial Shares, Registrable Contingent Shares or Registrable Initial Additional Shares covered by a Registration Statement, and each other person, if any, who controls such Stockholder or underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such Stockholder, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement under which Registrable Deferred Shares, Registrable Initial Shares, Registrable Contingent Shares or Registrable Initial Additional Shares held by such Stockholder were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Stockholder, underwriter or controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of the Stockholder, underwriter or controlling person for use in the preparation thereof.

                  (b) Indemnification by the Stockholders. In the event of any registration of any of the Registrable Deferred Shares, Registrable Initial Shares, Registrable Contingent Shares or Registrable Initial Additional Shares pursuant to this Agreement, each Stockholder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or


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liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement under which Registrable Deferred Shares, Registrable Initial Shares, Registrable Contingent Shares or Registrable Initial Additional Shares held by such Stockholder were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Stockholder will reimburse the Company, underwriter or controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability or action, if the statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished in writing to the Company by or on behalf of the Stockholder specifically for use in connection with the preparation of such Registration Statement, preliminary prospectus or prospectus, amendment or supplement; provided, however, that the obligations of a Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Stockholder of Registrable Deferred Shares, Registrable Initial Shares, Registrable Contingent Shares or Registrable Initial Additional Shares sold in connection with such registration.

                  (c) Notices of Claims, Etc. Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5 except to the extent that the Indemnifying Party is materially adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm (selected by the Stockholders holding a majority-in-interest of the Registrable Deferred Shares, Registrable Initial Shares, Registrable Contingent Shares or Registrable Initial Additional Shares) as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation


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without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

                  (d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this
Section 5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or a Stockholder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 5(d), (i) in no case shall any one Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Stockholder from the offering of Registrable Deferred Shares, Registrable Initial Shares, Registrable Contingent Shares and Registrable Initial Additional Shares and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 5, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 5. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

         6.       Rule 144. The Company agrees to:


                  (a) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;

                  (b) use its best efforts to file with the Commission in a timely manner the reports required of the Company under the Securities Act and the Securities Exchange Act of 1934 (as amended, the "Exchange Act") (including but not limited to the reports under sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act); and

                  (c) furnish to any Stockholder upon written request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities


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Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

         7. Termination. This Agreement shall terminate on the earlier of (a) the second anniversary of the Closing Date or (b) the date on which all of the Registrable Deferred Shares and Registrable Contingent Shares have been sold by the Stockholders.


         8. No Assignment of Rights. None of the Stockholders may assign either this Agreement or any of their rights, interests or obligations hereunder without the prior written approval of the Company; provided that this Agreement, and the rights and obligations of each Stockholder hereunder, may be assigned by such Stockholder to one and only one person or entity to which all or a portion of such Stockholder's Registrable Deferred Shares, Registrable Initial Shares, Registrable Contingent Shares and Registrable Initial Additional Shares are transferred by such Stockholder if the transferee provides written notice of such assignment to the Company and agrees in writing to be bound hereby and not to assign any of such transferee's rights, interests or obligations hereunder (a "Permitted Transferee") (it being understood that if a Stockholder transfers less than all of such Stockholder's Registrable Deferred Shares, Registrable Initial Shares, Registrable Contingent Shares and Registrable Initial Additional Shares, such Stockholder shall retain its rights and obligations hereunder with respect to such retained shares). None of the Permitted Transferees may assign either this Agreement or any of their rights, interests or obligations hereunder without the prior written approval of the Company. The Company may not assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of all of the Stockholders.

         9. General.


                  (a) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.


                  (b) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).


                  (c) Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:


                  If to the Company, at 280 Summer Street, Suite 300, Boston, MA 02210, Attention: Chief Financial Officer and General Counsel, or at such other address or addresses as may have been furnished in writing by the Company to the Stockholders, with a copy to Hale and Dorr LLP, 60 State Street, Boston, MA 02109, Attn: Mark G. Borden, Esq.; or

                  If to a Stockholder, at his or its address set forth on Exhibit A, or at such other address or addresses as may have been furnished to the Company in writing by such Stockholder, with a copy to Shaw Pittman, 1650 Tysons Boulevard, 14th Floor, McLean, VA 22102, Attn: Lawrence T. Yanowitch, Esq.


                  Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

                  (d) Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.


                  (e) Amendments and Waivers. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and all of the Stockholders. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                  (f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

                  (g) Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                  (h) Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

                  (i) Submission to Jurisdiction. Each of the parties hereto (i) submits to the jurisdiction of any state or federal court sitting in Boston, Massachusetts or Baltimore, Maryland in any action or proceeding arising out of or relating to this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court and (iii) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 9(c). Nothing in this Section 9(i), however, shall affect the right of any party to serve legal process in any other manner permitted by law.

                  (j) Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.



                      [The next page is the signature page]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                            COMPANY:


                            STUDENT ADVANTAGE, INC..




                            By: /s/ Raymond V. Sozzi, Jr.
                                ------------------------------------------------
                                 Name:  Raymond V. Sozzi, Jr.
                                 Title:  President and Chief Executive Officer

                            STOCKHOLDERS

                            /s/ Devin A. Schain
                            ----------------------------------------------------
                            Devin A. Schain


                            /s/ Michael S. Schoen
                            ----------------------------------------------------
                            Michael S. Schoen


                            /s/ Paul D. Bogart
                            ----------------------------------------------------
                            Paul D. Bogart


                            /s/ Howard S. Dumhart, Jr.
                            ----------------------------------------------------
                            Howard S. Dumhart, Jr.


                            /s/ Steven L. Matejka
                            ----------------------------------------------------
                            Steven L. Matejka





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